UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Forgent Networks, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:
Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

FORGENT NETWORKS, INC.
108 Wild Basin Road
Austin, TX 78746

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held Tuesday May 23, 2006

Dear Stockholder:

You are cordially invited to attend the 2006 annual meeting of stockholders of Forgent Networks, Inc., to be held at 108 Wild Basin Road, Austin, Texas, on Tuesday, May 23, 2006 at 10:00 a.m. local time.

At the annual meeting, you will be asked to act on the following matters:

1.     To elect six directors to the board of directors to hold office until the next annual meeting of stockholders or until their respective successors are duly elected and qualified;

2.     To ratify the Audit Committee’s appointment of Ernst & Young LLP, independent accountants, as our independent auditors for the year ending July 31, 2006; and

3.     To consider and act upon a proposal to amend the Forgent Network, Inc.’s 1998 Restricted Stock Plan to add consultants and non-employee directors as participants; and

4.     To transact such other business as may properly come before the meeting or any adjournment thereof.

YOUR BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED AND RECOMMENDS THAT AN AFFIRMATIVE VOTE BE CAST IN FAVOR OF EACH OF THE PROPOSALS LISTED IN THE PROXY CARD.

Only holders of record of common stock at the close of business on April 21, 2006 will be entitled to notice of and to vote at the annual meeting or any adjournment thereof.

Stockholders are urged to review carefully the information contained in the proxy statement attached hereto prior to deciding how to vote their shares at the annual meeting. Your participation in the annual meeting, in person or by proxy, is important. We hope you will be able to attend the annual meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. If you attend the annual meeting, you may revoke your proxy and vote in person if you wish, even if you have previously returned your proxy card. Simply attending the annual meeting, however, will not revoke your proxy; you must vote at the annual meeting. If you do not attend the annual meeting, you may still revoke your proxy at any time prior to the annual meeting by providing a later dated proxy or by providing written notice of your revocation to the Secretary of the Company. Your prompt cooperation will be greatly appreciated.

Sincerely,

RICHARD N. SNYDER
Chief Executive Officer

This proxy statement is dated April 27, 2006 and is first being mailed to stockholders on or about April 28, 2006.

FORGENT NETWORKS, INC.
108 Wild Basin Road
Austin, TX 78746

PROXY STATEMENT
FOR 2006 ANNUAL MEETING OF STOCKHOLDERS

May 23, 2006

The enclosed form of proxy is solicited by the board of directors to be used at the 2006 annual meeting of stockholders to be held at 108 Wild Basin Road, Austin, Texas, on May 23, 2006 at 10:00 local time.

We will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional information furnished to you. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of our common stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of common stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by our directors, officers or other regular employees. No additional compensation will be paid to directors, officers or other regular employees for such services.

Some banks, brokers and other record holders have begun the practice of “householding” proxy statements and annual reports. “Householding” is the term used to describe the practice of delivering a single set of proxy statements and annual reports to any household at which two or more stockholders reside if a company reasonably believes the stockholders are members of the same family. This procedure would reduce the volume of duplicate information stockholders receive and would also reduce a company’s printing and mailing costs. We will promptly deliver an additional copy of either document to any stockholder who writes or calls us at the following address or phone number: Investor Relations, Forgent Networks, Inc., 108 Wild Basin Road, Austin, Texas 78746, (512) 437-2678.

VOTING SECURITIES OUTSTANDING; QUORUM

The record date for the determination of stockholders entitled to notice of and vote at the annual meeting was the close of business on April 21, 2006. At the close of business on April 21, 2006, there were 25,380,432 shares of our common stock, $.01 par value, issued and outstanding, each entitled to one vote on all matters properly brought before the annual meeting. There are no cumulative voting rights.

The presence in person or by proxy of the holders of a majority of the issued and outstanding shares of common stock entitled to vote as of the record date is necessary to constitute a quorum at the annual meeting. Abstentions and broker non-votes are treated as present at the meeting and are therefore counted to determine a quorum. If a quorum is not present, the stockholders entitled to vote who are present in person or represented by proxy at the annual meeting have the power to adjourn the meeting from time to time, without notice other than an adjournment at the meeting, until a quorum is present or represented. At any adjourned meeting at which a quorum is present, any business may be transacted that might have been transacted at the annual meeting as originally notified.

Directors are elected by a plurality of the votes of the shares present in person or represented by proxy at the annual meeting and entitled to vote on the election of directors. Abstentions may be specified on all proposals except the election of directors. Abstentions, with respect to any proposal other than the election of directors, will have the same effect as a vote against such proposal. Broker non-votes will have no effect on the outcome of the election of directors or the ratification of independent auditors, as they will not be deemed to count for or against such proposals. With regard to the election of directors, votes may be cast in favor of or withheld from each nominee; votes that are withheld will be excluded entirely from the vote and will have no effect.

THE ANNUAL MEETING OF STOCKHOLDERS

This proxy statement is provided in connection with the annual meeting of stockholders of Forgent Networks, Inc., and any adjournment or postponement of the meeting. The accompanying proxy is solicited by the board of directors. This proxy statement and the accompanying form of proxy are first being sent or given to stockholders beginning on or about April 28, 2006.

Time and Place

The annual meeting of stockholders of Forgent will be held at 108 Wild Basin Road, Austin, Texas, on May 23, 2006 at 10:00 a.m. local time.

Purposes

At the annual meeting, you will be asked:

•       To elect six directors to the board of directors to hold office until the next annual meeting of stockholders or until their respective successors are duly elected and qualified;

•       To ratify the Audit Committee’s appointment of Ernst & Young LLP, independent accountants, as our independent auditors for the year ending July 31, 2006; and

•       To consider and act upon a proposal to amend the Forgent Network, Inc.’s 1998 Restricted Stock Plan to add consultants and non-employee directors as participants; and

•       To transact such other business as may properly come before the meeting or any adjournment thereof.

The board of directors knows of no other matters to be presented for action at the annual meeting. If any other matters properly come before the annual meeting, however, the persons named in the proxy will vote on such other matters in accordance with their best judgment.

Record Date; Stockholders Entitled to Vote

Holders of record of our shares of common stock at the close of business on April 21, 2006 will be entitled to vote on all matters at the annual meeting. Each share of common stock will be entitled to one vote. On April 21, 2006 a total of 25,380,432 shares of common stock were outstanding.

Quorum

A majority of the voting power of the outstanding shares of common stock entitled to vote, represented in person or by proxy, will be required to constitute a quorum for the annual meeting.

Vote Required

Directors are elected by a plurality of the votes of the shares present in person or represented by proxy at the annual meeting and entitled to vote on the election of directors. The ratification of the appointment of independent auditors and to consider and act upon a proposal to amend Forgent Networks, Inc.’s 1998 Restricted Stock Plan must be approved by holders of a majority of the shares of common stock present in person or represented by proxy at the annual meeting and entitled to vote thereon.

Board Recommendation

The board of directors recommends that an affirmative vote be cast in favor of each of the proposals listed in the proxy card.

Voting Your Shares

The board of directors is soliciting proxies from our stockholders. By completing and returning the accompanying proxy or by completing the telephone or internet procedures, you will be authorizing Jay C. Peterson and Richard N. Snyder to vote your shares. If your proxy is properly signed and dated, it will be voted as you direct. If you attend the annual meeting in person, you may vote your shares by completing a ballot at the meeting.

Changing Your Vote by Revoking Your Proxy

Your proxy may be revoked at any time before it is voted at the annual meeting by giving notice of revocation to us, in writing, by execution of a later dated proxy or by attending and voting at the annual meeting. Simply attending the annual meeting, however, will not revoke your proxy; you must vote at the annual meeting.

How Proxies are Counted

If you return a signed and dated proxy card but do not indicate how your shares are to be voted, those shares will be voted FOR each of the listed proposals. Votes cast by proxy or in person at the annual meeting will be tabulated by the election inspectors appointed for the annual meeting.

Shares voted as abstentions on any matter will be counted for purposes of determining the presence of a quorum at the annual meeting and treated as unvoted, although present and entitled to vote, for purposes of determining the approval of each matter as to which a stockholder has abstained. As a result, abstentions with respect to any proposal other than the election of directors, will have the same effect as a vote against such proposal. If a broker submits a proxy that indicates the broker does not have discretionary authority as to certain shares to vote on one or more matters, those shares will be counted for purposes of determining the presence of a quorum at the annual meeting, but will not be considered as present and entitled to vote with respect to such matters.

Cost of Solicitation

We will pay all expenses in connection with this solicitation. Our officers, directors and other regular employees, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personal solicitation.

ELECTION OF DIRECTORS (ITEM 1)

Directors are elected annually and serve a one-year term. There are six nominees for election this year. Director nominees are recommended for selection to the board of directors by a majority of directors who meet the independence standards of the NASDAQStock Market. The full board of directors then selects and recommends candidates for nomination as directors for stockholders to consider and vote upon at the annual stockholders’ meeting. The board of directors reviews and considers any candidates submitted by a stockholder or stockholder group in the same manner as all other candidates. Each nominee has consented to serve until the next annual meeting if elected, and until his or her successor is elected and qualified. You will find detailed information on each nominee below. If any director is unable to stand for re-election after distribution of this proxy statement, the board may reduce its size or designate a substitute. If the board designates a substitute, proxies voting on the original director candidate will be cast for the substituted candidate. Proxies cannot be voted for a greater number of persons than the number of nominees named on the enclosed form of proxy. A plurality of the votes cast in person or by proxy by the holders of common stock represented at the annual meeting is required to elect a director.

			Director
Nominee	Age	Present Office(s) Held In Our Company	Since
Richard N. Snyder	61	Chairman of the Board, President and Chief Executive Officer	1997
Kathleen A. Cote	57	None	1999
James H. Wells	59	None	1999
Lou Mazzucchelli	50	None	2002
Richard J. Agnich	63	None	2003
Ray R. Miles	54	None	2003

The following information regarding the principal occupations and other employment of the nominees during the past five years and their directorships in certain companies is as reported by the respective nominees:

Richard N. Snyder, age 61, has served as a director of our company since December 1997 and was elected chairman of the board in March 2000. In June 2001, Mr. Snyder was elected president and chief executive officer of our company. From September 1997 until assuming the positions of president and chief executive officer of our company, Mr. Snyder served as founder and chief executive officer of Corum Cove Consulting, LLC, a consulting firm specializing in providing strategic guidance to high technology businesses. From 1996 until 1997, Mr. Snyder was the senior vice president of World Wide Sales, Marketing, Service and Support of Compaq Computer Corp., a worldwide computer company. From 1995 until 1996, Mr. Snyder was the senior vice president and general manager of Dell Americas, a computer manufacturer and marketer. Prior to 1995, Mr. Snyder served as group general manager of the Deskjet Products Group of Hewlett Packard. He also serves as a director of Symmetricom, Inc., based in San Jose, California.

Kathleen A. Cote, age 57, has served as a director of our company since December 1999. From May 2001 through June 2003, she was chief executive officer of Worldport Communications, Inc., a provider of internet managed services to the European market. In January 1998, Ms. Cote founded Seagrass Partners, a provider of expertise in business planning and strategic development, and served as its president until May 2001. From November 1996 to January 1998, Ms. Cote served as chief executive officer of Computervision Corporation, an international provider of software for data management and product development software and services. From November 1986 to November 1996, she held various senior management positions with Computervision Corporation. In January 1998, Computervision Corporation was acquired by Parametric Technology Corporation. Ms. Cote is also a director of Western Digital Corporation.

James H. Wells, age 59, has served as a director of our company since December 1999. He currently consults with early stage internet start-up companies. Mr. Wells was the senior vice president of marketing and business development of Dazel, a Hewlett Packard enterprise software company, from January 1999 through February 2000. From April 1995 to March 1998, Mr. Wells served as vice president of sales and was a founding officer in the internet streaming company, RealNetworks, Inc.

Lou Mazzucchelli, age 50, has served as a director of our company since February 2002. He is currently a venture partner at Ridgewood Capital, a venture capital firm focusing its investments in the information technology industry. Prior to joining Ridgewood Capital in 2001, Mr. Mazzucchelli was an investment banker at Gerard Klauer Mattison in New York, which he joined in 1996 as their PC and digital media technology analyst. Previously, Mr. Mazzucchelli spent 13 years leading Cadre Technologies, a pioneering computer-aided software engineering tools company that he founded in 1982 and grew to become one of the top 50 U.S. independent software vendors before its sale in 1986.

Richard J. Agnich, age 63, has served as a director of our company since March 2003. He is currently an advisor to technology start-ups, is a trustee of Austin College and chair of the Entrepreneurs Foundation of North Texas. Mr. Agnich is also currently serving as a director of ST Assembly Test Services, Ltd. (STTS, NASDAQ), a leading semiconductor test and assembly service provider headquartered in Singapore. Prior to his retirement in 2000, Mr. Agnich served as Senior Vice President, General Counsel and Secretary and various other positions at Texas Instruments Incorporated since 1973.

Ray R. Miles, age 54, has served as a director of our company since March 2003. He is currently working with Rajko Associates, a company that provides consulting services on corporate strategy. From 2001 to 2002, Mr. Miles served as the President of Communications Services, a service line of the Operations Solutions business of EDS, Inc. Prior to joining Communications Services, Mr. Miles was a business manager and manager of software strategy at Texas Instruments from 1999 to 2001. From 1996 to 1999, Mr. Miles served as a branch manager and then Chief Operating Officer of Deutsche Telekom Alliance, a strategic alliance between Texas Instruments Incorporated and Deutsche Telekom.

None of the nominees is related to any other nominee or to any executive officer or director of our company by blood, marriage or adoption (except relationships, if any, more remote than first cousin).

THE BOARD OF DIRECTORS RECOMMENDS VOTING FOR EACH OF THE SIX NOMINEES.

CODE OF BUSINESS CONDUCT AND ETHICS

We have adopted a Code of Business Conduct and Ethics that applies to all our directors, officers and employees, including our Chief Executive Officer, Chief Financial Officer and Principal Accounting Officer. These individuals are required to abide by the Code of Business Conduct and Ethics to insure that our business is conducted in a consistently legal and ethical manner. Our Code of Business Conduct and Ethics covers all areas of professional conduct, including employment policies, conflicts of interest, intellectual property and the protection of confidential information, as well as strict adherence to all laws and regulations applicable to the conduct of our business. Any waivers of the Code of Business Conduct and Ethics for directors or executive officers must be approved by the board of directors.

The full text of our Code of Business Conduct and Ethics is published on our web site, at www.forgent.com, under the “Company-Corporate Governance” captions. We intend to disclose future amendments to, or waivers from, provisions of our Code of Business Conduct and Ethics on our web site within four business days following the date of such amendment or waiver.

EQUITY COMPENSATION PLANS

Equity Compensation Plan Information

The following table provides information as of July 31, 2005 with respect to the shares of our common stock that may be issued under our existing equity compensation plans.

	A		B		C
	Number of Securities to be Issued upon Exercise of Outstanding Options		Weighted Average Exercise Price of Outstanding Options		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column A)
Equity Compensation Plans Approved by Stockholders(1)	1,556,979	(3)	$2.706	(3)	3,489,739	(4)
Equity Compensation Plans Not Approved by Stockholders(2)	-0-		N/A		-0-
Total	1,556,979		$2.706		3,489,739

(1)     Consists of the 1989 Stock Option Plan, the 1992 Director Stock Option Plan, the 1996 Stock Option Plan, the Restricted Stock Plan and the Employee Stock Purchase Plan.

(2)     All of our equity compensation plans have been previously approved by our stockholders.

(3)     Excludes purchase rights accruing under the Company’s Restricted Stock Plan and Employee Stock Purchase Plan which have a combined shareholder approved reserve of 907,282 shares. Under the Employee Stock Purchase Plan, each employee may purchase up to 2,500 shares per quarter (but in no case can the participant contribute more than 15% of base pay) of common stock at quarterly intervals on the last day of the calendar quarter (i.e. March, June, September and December) each year at a purchase price per share equal to 85% of the lower of (i) the average selling price per share of common stock on the first day of the quarter or (ii) the average selling price per share on the quarterly purchase date.

(4)     Includes shares available for future issuance under the Employee Stock Purchase Plan and the Restricted Stock Plan. As of July 31, 2005, 112,832 shares of common stock were available for issuance under the Employee Stock Purchase Plan and 794,450 shares of common stock were available for issuance under the Restricted Stock Plan.

BOARD OF DIRECTORS AND COMMITTEES

The board of directors held five regularly scheduled meetings and six special meetings during the fiscal year ended July 31, 2005.

The board of directors uses working committees with functional responsibility in the more complex recurring areas where disinterested oversight is required. Working committees of the board of directors include the Audit Committee and the Compensation Committee, each of which operates under a charter that has been approved by the board of directors. Current copies of each of these charters are posted on our website, www.forgent.com. Our committees will continue to monitor and review legislative, regulatory and NASDAQ Stock Market actions in connection with corporate governance, and our committees will adopt policies and procedures in response to such actions.

The board of directors consists of a majority of independent directors as such term is defined under the rules of the NASDAQ Stock Market. The board of directors has determined that Ms. Cote and Messrs. Wells, Mazzucchelli, Agnich and Miles are independent. The board of directors has determined that all of the members of both of the board’s working committees are independent as defined under the rules of the NASDAQ Stock Market, including, in the case of all members of the Audit Committee, the independence requirements contemplated by Rules 10A-3 under the Securities Exchange Act of 1934.

Audit Committee

The Audit Committee is the communication link between the board of directors and our independent auditors. In addition to recommending the appointment of the independent auditors to the board of directors, the Audit Committee reviews the scope of the audit, the accounting policies and reporting practices, internal auditing and internal control, compliance with our policies regarding business conduct and other matters as deemed appropriate. The Audit Committee held seven meetings in fiscal 2005 with the independent auditors and our management. The members of the Audit Committee during the fiscal year ended July 31, 2005 were Ms. Cote (Chairperson), Mr. Wells, and Mr. Miles.

Policy On Audit Committee Pre-Approval Of Audit And Permissible Non-Audit Services Of Independent Auditor

Consistent with Securities and Exchange Commission (“SEC”) policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent auditor. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent auditor.

Prior to engagement of the independent auditor for the next year’s audit, management will submit an aggregate of services expected to be rendered during that year for each of four categories of services to the Audit Committee for approval.

1. Audit Services. Audit services include audit work performed in the preparation of financial statements, as well as work that generally only the independent auditor can reasonably be expected to provide, including comfort letters, statutory audits, and attest services and consultation regarding financial accounting and/or reporting standards.

2. Audit-Related. Audit-related services are for assurance and related services that are traditionally performed by the independent auditor, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.

3. Tax Services. Tax services include all services performed by the independent auditor’s tax personnel, except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance, tax planning, and tax advice.

4. Other Fees. Other fees are those associated with services not captured in the other categories. We generally do not request such services from the independent auditor.

Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted and the Audit Committee requires the independent auditor and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent auditor for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging the independent auditor.

The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

Compensation Committee

The Compensation Committee is responsible for approving the compensation arrangements of senior management and recommending approval by the board of directors of amendments to our benefit plans. At one regularly scheduled meeting during the fiscal year ended July 31, 2005 the Compensation Committee approved the appointment of Nancy Harris as an executive officer and her related compensation. The Compensation Committee acted by unanimous consent during the fiscal year ended July 31, 2005 to approve the acceleration of employee stock options. The Compensation Committee was composed of Mr. Mazzucchelli (Chairperson) and Mr. Wells for the fiscal year ended July 31, 2005.

Meeting Attendance by Directors

No director attended fewer than 75% of the aggregate of (i) the total number of meetings of the board of directors and (ii) the total number of meetings held by all committees of the board of directors on which such director served. The board of directors requires that directors make a reasonable effort to attend the company’s annual meeting of stockholders. One board member attended the 2005 annual meeting of stockholders.

Communication with the Board of Directors

A stockholder who wishes to communicate with the board of directors, or specific individual directors, may do so by directing a written request addressed to such directors or director in care of Jay C. Peterson, secretary, at the address appearing on the first page of this proxy statement. Communication(s) directed to members of the board of directors will be relayed to the intended board member(s).

Director Nominations

In the past our company did not have a nominating committee, but in April 2006 the board of directors established a Nominating Committee with independent directors (as such term is defined under the rules of the NASDAQ Stock market) Mr. Agnich and Mr. Wells as members. The Nominating Committee is currently in the process of adopting a charter that that is consistent with the bylaws of the company and the standards of the NASDAQ Stock Market.

Director Compensation

During fiscal 2005, each non-employee director was paid a retainer of $3,000 for each quarter. Additionally, each non-employee director was paid $1,000 for the regularly scheduled and special meetings of the board of directors he or she attended and $250 for participation in each telephonic meeting not considered an official board of directors’ meeting. Total director fees earned in fiscal 2004 were $91,250.

All non-employee directors participate in our 1992 Director Stock Option Plan. Non-employee directors receive, upon their initial election or appointment to the board of directors, stock options to purchase 25,000 shares of our common stock, having an exercise price equal to the market price of our common stock on the date of grant. Thereafter, each non-employee director will receive options to purchase 10,000 shares of our common stock on the anniversary date of his or her election or appointment to the board of directors. All of these options vest in equal amounts monthly over a three-year period but cease vesting at the time the director ceases to be a director. Currently the 1992 Director Stock Option Plan does not have sufficient options available for the granting of additional options to non-employee directors.

The compensation of our employee directors is discussed at “Executive Compensation” below.

Report of the Audit Committee

The Audit Committee is composed of three outside directors and operates under a charter adopted by the board of directors according to the rules and regulations of the SEC and the NASDAQ Stock Market. The Audit Committee members during the fiscal year ended July 31,2005 were Ms. Cote (Chairperson), Mr. Wells, and Mr. Miles. The board of directors believes that all of these directors are independent as defined under the rules of the NASDAQ Stock Market.

The board of directors has determined that Ms. Cote has the qualifications and experience necessary to serve as an “audit committee financial expert,” as defined by the SEC.

The following is the report of the Audit Committee with respect to our audited financial statements for the fiscal year ended 2005 which include our consolidated balance sheets as of July 31, 2005 and 2004, and the related consolidated statements of operations, stockholders’ equity (deficit) and cash flows for each of the three years in the period ended July 31, 2005 and the notes thereto. The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange

Act of 1934, as amended, except to the extent that we specifically incorporate it by reference in such filing.

Review With Management

The Audit Committee has reviewed and discussed our audited financial statements with management.

Review and Discussions With Independent Accountants

The Audit Committee has discussed with Ernst & Young LLP, our independent accountants, the matters required to be discussed by SAS 61 (Codification of Statements on Accounting Standards) that includes, among other items, matters related to the conduct of the audit of our financial statements.

The Audit Committee has received the letter from Ernst & Young LLP required by Independent Standards Board Standard No. 1, that relates to the accountant’s independence from our company and its related entities, and has discussed with Ernst & Young LLP their independence from our company.

Based on the review and discussions referred to above, the Audit Committee recommended to the board of directors that our audited financial statements be included in our annual report on Form 10-K for the fiscal year ended July 31, 2005.

Submitted by the Audit Committee of the Board of Directors

Kathleen A. Cote
James H. Wells
Ray R. Miles

Fees

Audit Fees

The company incurred fees in the amount of $200,000 and $185,150 for professional audit services rendered by Ernst & Young LLP for the audit of the company’s annual financial statements and the reviews of the financial statements included in the company’s 10-Qs, for the fiscal years ended July 31, 2005 and 2004, respectively. The services included work generally only the independent auditor can reasonably be expected to provide, such as those in connection with statutory and regulatory filings.

Audit — Related Fees

The company incurred fees in the amount of $53,150 and $44,450 for professional audit services rendered by Ernst & Young LLP related principally to the audits of employee benefit plans, Sarbanes-Oxley compliance and merger and acquisition due diligence for the fiscal years ended July 31, 2005 and 2004, respectively.

Tax Fees

The company paid $0 and $67,455 for professional tax services rendered by Ernst & Young LLP during the fiscal years ended July 31, 2005 and 2004, respectively.

Other Fees

All fees paid to Ernst & Young LLP by the company are reported under the fee categories listed above. There were no other fees paid during the fiscal years ended July 31, 2005 and 2004.

The Audit Committee has determined that the provision of services covered by the two preceding paragraphs is compatible with maintaining the independent auditors’ independence from the company.

Report From the Compensation Committee Regarding Executive Compensation

Members of the Compensation Committee have a duty to administer the executive compensation program for our company. The Compensation Committee is responsible for establishing appropriate compensation goals for the executive officers of our company and evaluating the performance of our executive officers in meeting these goals. The elements of the executive compensation program described below are implemented and periodically reviewed and adjusted by the Compensation Committee.

The goals of the Compensation Committee in establishing our executive compensation program are as follows:

•       To fairly compensate our executive officers for their contributions to our company’s short-term and long-term performance. The elements of our executive compensation program are:

•       annual base salaries;

•       quarterly performance bonuses; and

•       equity incentives.

•       To allow our company to attract, motivate and retain the management personnel necessary to our company’s success by providing an executive compensation program comparable to that offered by companies with which we compete for such management personnel.

•       To provide an executive compensation program with incentives linked to the financial performance of our company, and thereby enhance stockholder value. Under this program, incentive compensation for executive officers is linked to the financial performance of our company as measured by earnings per share and revenue.

Base Salaries. Historically, the annual base salaries of our executive officers have been determined based on individual performance, experience, duties, levels of responsibility and a comparison with salary ranges of a representative group of public companies within the technology sector of a similar size and similar annual range of revenues derived from a review of recent publicly filed proxy statements by ten public companies. A comparison is also made with published surveys of executive compensation paid in similar industries with comparable revenues. Historically, we have used the Radford Executive Compensation Survey, published by Radford Associates, a provider of national compensation surveys. The comparison groups used in these surveys are not the same group as used by us as our peer group for comparative total returns purposes. The comparison groups used in these surveys are chosen on a narrower basis using revenue size as well as industry focus, while the peer group is solely industry focused. The Compensation Committee believes that a narrower focus, using revenue size as well as industry focus, provides more appropriate comparison information on which to base salary decisions than one that does not take into account the size of the comparison group members. The financial performance of comparative group members relative to our financial performance is only one of the factors used by the Compensation Committee in assessing compensation. The Compensation Committee does not use empirical formulas based on financial performance or other factors in setting compensation for the company’s executive officers, but instead considers comparative companies’ income, market capitalization and total assets in conjunction with individual performance and experience of the company’s officers in determining the appropriate level of compensation. During fiscal 2005 the Compensation Committee did not conduct a detailed analysis of executive compensation and thus no increases were approved for executive officers. See “Summary Compensation Table”.

Quarterly Bonus. The quarterly bonuses available to our executive officers are based upon the achievement of certain earnings per share, revenue and operating expense goals, development milestones and other personal objectives for our company set by the Compensation Committee prior to the beginning of such measurement period.

No quarterly bonus was paid to executive officers for the first, third and fourth quarters of fiscal year 2005. Two of our executive officers received bonuses for the second quarter of fiscal year 2005, totaling $14,145, which was 10% of the target bonus of $140,625 for the executive officer group. The potential bonus that may be earned by each of our executive officers, other than our chief executive officer, in the aggregate is 50% of their base salary. Our chief executive officer may earn a bonus of up to 100% of his base salary. The potential bonus is allocated among the performance objectives which are based upon company-wide objectives, departmental objectives and individual performance objectives, each of which is weighted based upon relative priority. The percentage which is attained of each objective by the applicable executive officer determines the bonus amount, but generally no bonuses are awarded unless the company-wide objectives are attained. During fiscal 2005, assuming all targets were achieved by our executive officers, the officers could have received $545,625, however, $14,145, or 3%, of the target bonuses was actually paid out.

Equity Incentives. Equity incentives, including grants of stock options and restricted stock, are determined based on the Compensation Committee’s assessment of the ability of such officers to positively impact our company’s future performance and enhance stockholder value as determined by their individual performances, as opposed to our overall corporate performance. The Compensation Committee assesses the nature and scope of the officer’s responsibilities; the officer’s contribution to the company’s financial results; and the officer’s effectiveness in leading our initiatives to increase stockholder value. The Compensation Committee also considers the compensation levels of the top four highest paid executives with a comparison group of companies provided by Watson Wyatt & Company, a global consulting firm focused on human capital and financial management. Restricted stock awards are granted periodically by the Compensation Committee, principally to the company’s executive officers, and generally vest over one to two year period.

In fiscal 2005, no stock option or restricted stock was granted to executives. See “Executive Compensation — Stock Option Grants During Fiscal 2005.”

Equity and cash incentives are not limited to executive officers. Grants of stock options are made to all employees upon joining our company in amounts determined by the Compensation Committee and are also made to selected employees as performance related awards and as awards for certain job promotions. The amounts of such grants are determined based on the individual employee’s position with our company and his or her potential ability to beneficially impact the performance of our company. Stock option grants and other equity incentives are not awarded annually, but rather as warranted by individual performance and experience. Option awards generally vest over a 48-month period. The amount and vesting of stock options generally are not contingent on achievement of any performance targets. By giving all employees a stake in the financial performance of our company, the Compensation Committee’s goal is to provide incentives to all employees of our company to enhance the financial performance of our company and, thus, stockholder value.

Fiscal 2005 Compensation of the CEO. Historically, the chief executive officer’s salary has been primarily based on a comparison with the compensation levels of chief executive officers from a comparison group of companies provided by Watson Wyatt & Company. Additionally, the Compensation Committee assesses the nature and scope of the chief executive officer’s responsibilities and the chief executive officer’s contribution to the company’s financial results. Mr. Snyder’s, our company’s chief executive officer responsibilities include the day-to-day management of the company, including the management and direction provided to members of the company’s senior management team, development, articulation and supervision of the implementation of the company’s business realignment and implementation of the company’s long-term business strategy and product development plans, selection and management of the disposition of underperforming business units and the launch of the company’s two new businesses, scheduling software and intellectual property licensing. During fiscal 2005, Mr. Snyder received $300,000 in base salary, the same as in the prior year. Mr. Snyder’s potential annual bonus is 100% of his base salary. Mr. Snyder received a no bonus for fiscal year 2005.

Omnibus Budget Reconciliation Act of 1993. The Omnibus Budget Reconciliation Act of 1993 added Section 162(m) to the Internal Revenue Code. With certain exceptions, beginning with the taxable year commencing January 1, 1994, Section 162(m) will prevent publicly held corporations, including our company, from taking a tax deduction for compensation in excess of one million dollars paid to our chief executive officer and the other persons named in the Summary Compensation Table in this proxy statement. Section 162(m) will not apply to limit the deductibility of performance-based compensation exceeding one million dollars if:

•       it is paid solely upon attainment of one or more performance goals;

•       it is paid pursuant to a performance-based compensation plan adopted by the Compensation Committee; and

•       the terms of the plan are approved by the stockholders before payment of the compensation.

The Compensation Committee has reviewed our compensation plans with regard to the deduction limitation set forth in Section 162(m). The Compensation Committee believes that option grants under our equity plans meet the requirements for deductible compensation. The Compensation Committee has decided for the present not to alter our other compensation plans to meet the deductibility requirements of the regulations promulgated under the Internal Revenue Code. The Compensation Committee will continue to review the issue and its determination under the regulations under Section 162(m) and monitor whether our compensation plans should be amended in the future to meet the deductibility requirements. The Compensation Committee does not anticipate that Section 162(m) will limit the deductibility of any compensation paid in fiscal year 2005. None of our executive officers were affected by Section 162(m) in fiscal year 2005.

Compensation Committee

James H. Wells
Lou Mazzucchelli

EXECUTIVE COMPENSATION

The following table summarizes certain information regarding compensation paid or accrued during each of our company’s last three fiscal years to our chief executive officer and each of our other four most highly compensated executive officers, also referred to as our named executive officers:

Summary Compensation Table

		Annual Compensation			Long-Term Compensation Awards
Name and Principal Position	Period Ended July 31	Salary($)	Bonus and Commissions ($)	Other Annual Compensation ($) (i)	Restricted Stock Awards ($)	Securities Underlying Options/SARs (#)	All Other Compensation ($) (ii)
Richard N. Snyder	2005	300,000	-0-	-0-	-0-	-0-	4,674
Chief Executive Officer	2004	300,000	33,375	-0-	-0-	-0-	2,670
and President	2003	300,000	83,420	-0-	-0-	186,335	3,808

Jay C. Peterson	2005	200,000	7,236	-0-	-0-	-0-	1,347
Chief Financial	2004	196,250	-0-	-0-	-0-	30,000	1,840
Officer and Vice	2003	185,000	22,735	-0-	-0-	114,906	1,285
President, Finance

Kenneth Kalinoski (iii)	2005	172,500	6,911	-0-	-0-	-0-	(iv) 52,322
Chief Technology	2004	227,500	16,757	-0-	-0-	35,000	2,188
Officer and Vice	2003	220,000	23,159	-0-	-0-	68,323	1,302
President, Development

Nancy L. Harris	2005	184,380	-0-	-0-	-0-	-0-	1,024
Vice President, Software	2004	168,750	-0-	-0-	-0-	-0	900
	2003	150,000	13,312	-0-	-0-	20,000	900

(i)	Includes perquisites and other personal benefits if value is greater than the lesser of $50,000 or 10% of reported salary and bonus.

(ii)

Represents the dollar value of any insurance premiums paid by our company during the covered fiscal year with respect to term life insurance and long term disability insurance for the benefit of the chief executive officer or our named executive officers.

(iii)	Mr. Kalinoski’s employment with the company was terminated on May 1, 2005.

(iv)

Includes severance and healthcare premiums of $51,330 paid to Mr. Kalinoski pursuant to his termination of employment with the company. Remaining severance and healthcare premiums of $133,457 will be paid in fiscal year 2006.

Stock Option Grants During Fiscal 2005

The following table sets forth information with respect to grants of stock options to purchase common stock pursuant to our equity plans to our chief executive officer and the named executive officers reflected in the Summary Compensation Table above. No stock appreciation rights (SARs) were granted during fiscal 2005 and none were outstanding as of July 31, 2005.

Option/SAR Grants in Last Fiscal Year

	Individual Grants				Potential Realizable Value of Assumed Annual Rates of Stock Price Appreciation for Option Term (1)
Name	Number of Securities Underlying Options/SARs Granted(#)	% of Total Options/SARs Granted to Employees in Fiscal Year	Exercise or Base Price($/Sh)	Expiration Date	0%($)	5%($)	10%($)
Richard N. Snyder	-0-	-0-	-0-	N/A	-0-	-0-	-0-
Jay C. Peterson	-0-	-0-	-0-	N/A	-0-	-0-	-0-
Kenneth Kalinoski (ii)	-0-	-0-	-0-	N/A	-0-	-0-	-0-
Nancy L. Harris	-0-	-0-	-0-	N/A	-0-	-0-	-0-
All employee options	101,500	100	1.97(2)	N/A	N/A	125,751	318,677
All stockholders(3)	N/A	N/A	N/A	N/A	N/A	31,192,306	79,047,728
Optionee gains as % of all stockholder gains	N/A	N/A	N/A	N/A	N/A	0.40%	0.40%

(1)   The dollar amounts under these columns represent the potential realizable value of each grant of options assuming that the market price of our common stock appreciates in value from the date of grant at the five percent and ten percent annual rates compounded over the ten year term of the option as prescribed by the SEC and therefore are not intended to forecast possible future appreciation, if any, of the price of our common stock.

(2)   Weighted average grant price of all stock options granted to employees in fiscal 2005.

(3)   Appreciation for all stockholders is calculated using the average exercise price for all employee optionees of $1.97 granted during fiscal 2005 and using the number of shares of our common stock outstanding on July 31, 2005 of 25,176,965.

Aggregated Stock Option/SAR Exercises During Fiscal 2005 and Stock Option/SAR Values as of July 31, 2005

The following table sets forth information with respect to our chief executive officer and the named executive officers concerning the exercise of options during fiscal 2005 and unexercised options held as of July 31, 2005:

Aggregate Option/SAR Exercises in Last Fiscal Year
and FY-End Option/SAR Values(1)

			Number of Securities Underlying Unexercised Options/ SARs at Fiscal Year End(1)		Value of Unexercised In-the-Money Options/SARs at Fiscal Year End($)
Name	Shares Acquired on Exercise(#)	Value Realized($)	Exercisable	Unexercisable	Exercisable	Unexercisable
Richard N. Snyder	-0-	-0-	454,933	454,933	3,266	-0-
Jay C. Peterson	14,167	21,817	276,700	276,700	787	-0-
Kenneth Kalinoski(2)	212,202	89,672	-0-	-0-	-0-	-0-
Nancy L. Harry	-0-	-0-	150,168	150,168	-0-	-0-

(1)   All options held by our chief executive officer and the named executive officers were granted under our 1989 Stock Option Plan or our 1996 Stock Option Plan. All options granted under the 1989 Stock Option Plan and the 1996 Stock Option Plan are immediately exercisable. However, our company can repurchase shares issued upon exercise of those options, at the exercise price, to the extent of the number of shares that have not vested if the optionee’s employment terminates before all of the optionee’s option shares become vested. The amounts under the headings entitled “Exercisable” reflect vested options as of July 31, 2005 and the amounts under the headings entitled “Unexercisable” reflect option shares that have not vested as of July 31, 2005.

(2)   Mr. Kalinoski’s employment with the Company was terminated on May 1, 2005.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee is or has been an officer or employee of our company or any of our subsidiaries or had any relationship requiring disclosure pursuant to Item 404 of SEC Regulation S-K (Certain Relationships and Related Transactions).

Certain Transactions

Officer and Director Stock Loan Program

In June 2005 Mr. Snyder paid the entire balance of his loan obtained under the Officer and Director Stock Loan Program. As of July 31, 2005, there was no balance due on loan. The Officer and Director Stock Loan Program is no longer in effect.

Employment Contracts; Termination of Employment and Change in Control Agreements

We have not entered into any employment agreements with members of our senior management. However, we have entered into change-in-control agreements, also called parachute agreements, with members of our senior management, which provide that if the officer is terminated within a specified amount of time after a “change in control” of our company (as that term is defined in the parachute agreements), in any of the following ways:

•       by our company other than for cause, the officer’s death, retirement or disability, or

•       by the officer for “good reason,”

we will pay to the officer an amount equal to one times his or her current year’s salary and will accelerate the vesting schedule of his or her unvested stock options.

COMPARATIVE TOTAL RETURNS

Performance Graph

The following Performance Graph shows the changes over the past five year period in the value of $100 invested in:

•       our common stock;

•       the CRSP Total Return Index for NASDAQ Stock Market (U.S. Companies), also called the NASDAQ Composite Index;

•       the common stock of the historical peer group (as defined below) of companies whose returns are weighted according to their respective market capitalization for periods up to and including 2001; and

•       a new peer group consisting of the NASDAQ CRSP Total Return Index for Computer & Data Processing Services companies.

The values with each investment as of the beginning of each year are based on share price appreciation and the reinvestment with dividends on the respective ex-dividend dates. The historical peer group for the period ended July 31, 2001 consists solely of PictureTel Corporation, whose business, taken as a whole, resembled our activities. In October 2001, PictureTel was acquired by Polycom and thus we have determined to use a new peer group, consisting of the NASDAQ CRSP Total Return Index for Computer & Data Processing Services companies.

This graph above assumes $100 invested on July 31, 2000 in our common stock, the NASDAQ Composite Index, the historical peer group, and the new peer group, and was plotted using the following data:

	July 31,	July 31,	July 31,	July 31,	July 31,	July 31,
	2000	2001	2002	2003	2004	2005
NASDAQ	$100	$54	$35	$46	$50	$59
Forgent	$100	$33	$137	$99	$37	$51
Historical Peer Group	$100	$77	$—	$—	—	—
Peer Group	$100	$53	$33	$41	$44	$50

RATIFICATION OF APPOINTMENT OF AUDITORS
(ITEM 2)

The Audit Committee has appointed Ernst & Young LLP, independent accountants, to audit our consolidated financial statements for the fiscal year ending July 31, 2006. We are advised that no member of Ernst & Young LLP has any direct financial interest or material indirect financial interest in our company or any of its subsidiaries or, during the past three years, has had any connection with our company or any of its subsidiaries in the capacity of promoter, underwriter, voting trustee, director, officer or employee.

A representative of Ernst & Young LLP is expected to be present at the annual meeting of our stockholders, will have the opportunity to make a statement if such representative desires to do so, and will be available to respond to appropriate questions.

Stockholder ratification is not required for the selection of Ernst & Young LLP, since the Audit Committee has the responsibility for the selection of our company’s independent auditors. Nonetheless, the selection is being submitted for ratification at the annual meeting solely with a view toward soliciting the stockholders’ opinion thereon, which opinion will be taken into consideration in future deliberations.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION BY THE STOCKHOLDERS OF THIS APPOINTMENT.

PROPOSAL TO AMEND THE
FORGENT NETWORK, INC.’S 1998 RESTRICTED STOCK PLAN
(ITEM 3)

GENERAL

In order to attract and retain non-employee directors and to create a non-cash means to compensate key consultants of the company, the board of directors approved an amendment to Forgent Networks, Inc.’s 1998 Restricted Stock Plan (the “1998 Plan”), subject to stockholder approval, to allow the company to award restricted stock to non-employee directors and certain consultants. As originally adopted, the 1998 Plan allowed for awards of restricted stock only to employees of the company.

Currently the company does not have sufficient options available in its 1992 directors plan to compensate its non-employee directors. Furthermore, with the expiration of the company’s 1996 option plan, the company no longer has options available to grant to consultants. The amendment, if approved, will provide non-cash equity incentives to attract and retain qualified non-employee directors and consultants.

If approved by the stockholders of the company at the annual meeting, the following amendment will be made to the 1998 Plan:

The definition of “Eligible Person” in section 2(o) will be amended to include non-employee directors and consultants.

DESCRIPTION OF THE 1998 RESTRICTED STOCK PLAN

TERM. Unless sooner terminated by action of the board of directors, the 1998 Plan will terminate on the 10th anniversary of its effective date. No awards may be made after that date, although restrictions with respect to awards made prior to that date may continue to apply.

SHARES. The maximum number of shares of common stock that may be delivered pursuant to awards under the 1998 Plan is 1,000,000, subject to adjustment in accordance with the 1998 Plan. No individual employee may be awarded, during any fiscal year, awards covering an aggregate of more than 250,000 restricted shares.

PARTICIPANTS. The Compensation Committee will have authority to award restricted shares to key employees of the company (including officers and directors who are employees) or any majority-owned subsidiary at such time (collectively, “Participants”), in such amounts and under such terms as the Compensation Committee determines consistent with the provisions of the 1998 Plan.

TERMINATION OF EMPLOYMENT OR SERVICE. The 1998 Plan states that upon termination of a Participant’s employment with the company for any reason other than death or Disability (as defined in the 1998 Plan), the restricted shares remaining subject to restrictions shall be forfeited. Unless otherwise expressly provided in an award, in the event of a termination of Participant’s employment by the company by reason of death or disability, the restrictions with respect to such award would lapse and the restricted shares would be nonforfeitable.

CHANGE OF CONTROL. The 1998 Plan provides that in the event of a “Change in Control” of the company, all restrictions will lapse and restricted shares will be nonforfeitable. “Change in Control” is defined in Section 2(f) of the 1998 Plan.

ADMINISTRATION OF THE 1998 PLAN. The 1998 Plan is administered by the Compensation Committee of the board of directors. The Compensation Committee has broad powers to select key employees to receive awards, determine the amount,terms and restrictions with respect to each such award, adopt rules and regulations to carry out the terms of the Plan, interpret and make determinations regarding the terms and provisions of the 1998 Plan and awards (in a manner not inconsistent with the terms of the 1998 Plan and award(s)), and generally to make all determinations and interpretations in it sole discretion and without review except to the extent expressly provided in the 1998 Plan.

AMENDMENT OF THE 1998 PLAN. The 1998 Plan provides that the board of directors may from time to time discontinue or further amend the 1998 Plan. Such discontinuance or amendment does not require the consent of the company’s stockholders except if it increases the number of available shares, changes the class of persons eligible to become Participants, increases the maximum number of shares which may be awarded to a Participant during the fiscal year, or otherwise requires the approval of stockholders under the law or the rules of the exchange on which the common stock is traded. No amendment of the 1998 Plan or an award may substantially impair the rights of a Participant under an outstanding award without the Participant’s consent.

CERTAIN FEDERAL INCOME TAX ASPECTS

The following is a summary of the principal federal income tax consequences associated with grants of restricted shares under the 1998 Plan. It does not describe all federal income tax consequences under the 1998 Plan, nor does it describe foreign, state or local tax consequences. Each Participant is urged to consult his or her personal tax advisor to determine the specific tax consequences to him or her of participating in the 1998 Plan.

GENERAL. In general, a Participant who receives an award will not be taxed on the receipt of the award or the delivery of restricted shares, but instead will be required to recognize, as compensation income, the full fair market value of the previously restricted common stock upon the lapse of restrictions with respect to such common stock. A Participant may choose to recognize compensation income in the year in which the award is made by making an election (“83(b) Election”) under Section 83(b) of the Internal Revenue Code of 1986, as amended (the “Code”) within 30 days of the date of grant. If such 83(b) Election is made, the Participant will recognize, as compensation income, the full fair market value (determined without regard to the restrictions) of the common stock (i.e. restricted shares) on the date of grant of the award. To the extent such an amount is an ordinary and necessary expense of the company and reasonable compensation, the company will be entitled to a deduction in the same amount, and in the fiscal year in which recognized, as Participant’s compensation income..

WITHHOLDING. Withholding of applicable federal and state taxes will be required in connection with any compensation income realized by a Participant by reason of an award. A Participant must deposit with the company cash or, if authorized in the award or agreed to by the compensation Committee, unrestricted shares of common stock, in an amount necessary to satisfy applicable federal and state withholding requirements.

CHANGE IN CONTROL. In the event of a Change in Control of the company, certain accelerations of awards could result in “excess parachute” amounts under Section 280G of the Code. In such case, the company would not be entitled to a deduction with respect to excess parachute payments, and the individual receiving the payments would be subject to a 20% excise tax on the same.

1998 PLAN BENEFITS. As discussed above, awards under the 1998 Plan will be made in the sole discretion of the Compensation Committee pursuant to the terms of individual award agreements to be entered into with the Participants. Accordingly, the company cannot estimate the number of restricted shares to be issued in the future. No awards have been made under the 1998 Plan.

THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” THIS PROPOSAL.

OTHER MATTERS
(ITEM 4)

As of this date, the board of directors does not know of any business to be brought before the annual meeting other than as specified above. However, if any matters properly come before the annual meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their judgment on such matters.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

We have only one outstanding class of equity securities, our common stock, par value $.01 per share. The following table sets forth certain information with respect to beneficial ownership of our common stock as of March 30, 2006 by:

•       each person who is known by us to beneficially own more than five percent of our common stock;

•       each of our directors at that date and nominees and named executive officers; and

•       all directors and officers as a group.

	Shares Beneficially Owned(1)(2)
Name and Address of Beneficial Owner	Number		Percent
Dimensional Fund Advisors Inc.	1,368,858		5.43%
1299 Ocean Avenue
Santa Monica, CA 90401
Richard N. Snyder	943,655	(3)	3.65%
Kathleen A. Cote	54,055	(4)	*
James H. Wells	95,055	(5)	*
Lou Mazzucchelli	42,500	(6)	*
Richard J. Agnich	32,222	(7)	*
Ray R. Miles	36,222	(8)	*
Jay C. Peterson	261,942	(9)	1.02%
Kenneth Kalinoski	446,324	(10)	1.76%
Nancy Harris	204,829	(11)	*
All directors and officers as a group (9 persons)(3)(4)(5)(6)(7)(8)(9)(10)(11)	2,116,804	(12)	8.02%

*      Indicates ownership of less than 1% of our common stock

(1)   Beneficial ownership as reported in the above table has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended. The persons and entities named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them, except as noted below. Amounts shown include shares of our common stock issuable upon exercise of certain outstanding options within 60 days after April 30, 2006.

(2)   Except for the percentages of certain parties that are based on presently exercisable options which are indicated in the following footnotes to the table, the percentages indicated are based on 25,378,768 shares of our common stock issued and outstanding on March 30, 2006. In the case of parties holding presently exercisable options, the percentage ownership is calculated on the assumption that the shares presently held or purchasable within the next 60 days underlying such options are outstanding.

(3)   Consists of 488,722 shares held by Mr. Snyder directly and 454,933 shares which Mr. Snyder may acquire upon the exercise of options within 60 days after March 30, 2006.

(4)   Consists of 11,000 shares held by Ms. Cote directly and 43,055 shares which Ms. Cote may acquire upon the exercise of options within 60 days after March 30, 2006.

(5)   Consists of 52,000 shares held by Mr. Wells directly and 43,055 shares which Mr. Wells may acquire upon the exercise of options within 60 days after March 30, 2006.

(6)   Consists of 42,500 shares, which Mr. Mazzucchelli may acquire upon the exercise of options within 60 days after March 30, 2006.

(7)   Consists of 32,222 shares, which Mr. Agnich may acquire upon the exercise of options within 60 days after March 30, 2006.

(8)   Consists of 4,000 shares held by Mr. Miles directly and 32,222 shares which Mr. Miles may acquire upon the exercise of options within 60 days after March 30, 2006.

(9)   Consists of 35,846 shares held by Mr. Peterson directly and 224,375 shares which Mr. Peterson may acquire upon the exercise of options within 60 days after March 30, 2006.

(10) Consists of 446,324 shares held by Mr. Kalinoski directly. Mr. Kalinoski’s employment with our company was terminated on May 1, 2005.

(11) Consists of 54,661 shares held by Ms. Harris directly and 150,168 shares which Ms. Harris may acquire upon the exercise of options within 60 days after March 30, 2006.

(12) All options held by our chief executive officer and the named executive officers were granted under the 1989 Stock Option Plan or the 1996 Stock Option Plan. Pursuant to these stock option plans, all options granted thereunder are immediately exercisable, however, shares issued upon exercise are subject to repurchase by our company, at the exercise price, to the extent of the number of shares that have not vested in the event that the optionees’ employment terminates prior to all such optionees’ options becoming vested.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers, directors, and persons who beneficially own more than 10% of our common stock (“10% Stockholders”), to file reports of ownership and changes in ownership with the Securities and Exchange Commission and NASDAQ. Such officers, directors and 10% Stockholders are also required by SEC rules to furnish us with copies of all Section 16(a) forms that they file. Based solely upon information provided to us by individual officers, directors and 10% Stockholders, we believe that all of these filing requirements were satisfied by our officers, directors, and 10% Stockholders.

STOCKHOLDER PROPOSALS

Pursuant to various rules promulgated by theSEC, a stockholder seeking to include a proposal in our proxy statement and form of proxy card for our annual meeting of the stockholders to be held in 2006 must timely submit such proposal in accordance with SEC Rule 14a-8 to Forgent Networks, Inc., addressed to Jay C. Peterson, Secretary, 108 Wild Basin Road, Austin, Texas 78746 no later than March 13, 2006. Further, a stockholder may not present a proposal for inclusion in our proxy statement and form of proxy card related to the annual meeting to be held in 2006 and may not submit a matter for consideration at the annual meeting to be held in 2006, regardless of whether presented for inclusion in our proxy statement and form of proxy card, unless the stockholder has timely complied with our bylaw requirements which set a notice deadline after which a stockholder will not be permitted to present a proposal at our stockholder meetings. The bylaws state that in order for business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to our secretary. To be timely, a stockholder’s notice must be delivered to or mailed and received at our principal executive offices not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year’s annual meeting. A stockholder’s notice to the secretary must set forth as to each matter the stockholder proposes to bring before the meeting a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting; the name and address, as they appear on our books, of the stockholder proposing such business and the name and address of the beneficial owner, if any, on whose behalf the proposal is made; the class and number of our shares which are owned beneficially and of record by such stockholder and by the beneficial owner, if any, on whose behalf the proposal is being made; and any material interest of such stockholder of record and beneficial owner, if any, on whose behalf the proposal is made in such business. A notice given pursuant to this advance notice bylaw will not be timely with respect to our meeting to be held in 2006 unless duly given by no later than May 28, 2006 and no earlier than April 28, 2006.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT OR ANNEXED HERETO TO VOTE ON THE MATTERS SET FORTH ABOVE. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED APRIL 27, 2006. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE AND THE MAILING OF THIS PROXY STATEMENT TO STOCKHOLDERS SHALL NOT CREATE ANY IMPLICATION TO THE CONTRARY.

By Order of the Board of Directors

JAY C. PETERSON

Secretary

Austin, Texas

APPENDIX A

 FORGENT NETWORKS
1998 RESTRICTED STOCK PLAN

1. PURPOSE. The purpose of this Plan is to advance the interests of Forgent Networks and its Affiliates, and increase shareholder value by providing additional incentives to attract, retain and motivate those qualified and competent employees, upon whose efforts and judgment its success is largely dependent.

2. DEFINITIONS. As used herein, the following terms shall have the meaning indicated:

(A) “AFFILIATE” means any entity other than the Parent that is designated by the Board as a participating employer under the Plan, provided that the Parent directly or indirectly owns at least 50% of the combined voting power of all classes of stock of such entity or at least 50% of the ownership interests in such entity.

(B) “AVAILABLE SHARES” shall mean, at each time of reference, the total number of Shares described in Section 3 with respect to which the Committee may grant an Award, all of which Available Shares shall be held in the Parent’s treasury or shall be made available from authorized and unissued Shares.

(C) “AWARD” shall mean Restricted Share Award.

(D) “BOARD” shall mean the Board of Directors of the Parent.

(E) “CHANGE IN CONTROL” shall mean the first to occur of (i) a merger, consolidation, statutory share exchange or sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company that requires the consent or vote of the holders of the Parent’s Common Stock, other than a consolidation, merger or share exchange of the Parent in which the holders of the Parent’s Common Stock immediately prior to such transaction continue to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 60% of the combined voting power of the voting securities of the Parent or such surviving entity outstanding immediately after such merger or consolidation; (ii) the shareholders of the Parent approve any plan or proposal for the liquidation or dissolution of the Company; (iii) the cessation of control (by virtue of their not constituting a majority of Directors) of the Board of Directors of the Parent by the individuals (the “Continuing Directors”) who (x) on the Effective Date were Directors or (y) become Directors after the Effective Date and whose election or nomination for election by the Parent’s shareholders was approved by a vote of at least two-thirds of the Directors then in office who were Directors at the Effective Date or whose election or nomination for election was previously so approved; (iv) the acquisition of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of an aggregate of 40% or more of the voting power of the Parent’s outstanding voting securities by any person or group (as such term is used in Rule 13d-5 under the Exchange Act) who beneficially owned less than 30% of the voting power of the Parent’s outstanding voting securities on the Effective Date, or the acquisition of beneficial ownership of an additional 10% of the voting power of the Parent’s outstanding voting securities by any person or group who beneficially owned at least 30% of the voting power of the Parent’s outstanding voting securities on the Effective Date; provided, however, that notwithstanding the foregoing, an acquisition shall not be described hereunder if the acquiror is (x) a trustee or other fiduciary holding securities under an employee benefit plan of the Company and acting in such capacity, (y) a wholly-owned subsidiary of the Parent or a corporation owned, directly or indirectly, by the shareholders of the Parent in the same proportions as their ownership of voting securities of the Parent or (z) any other person whose acquisition of shares of voting securities is approved in advance by a majority of the Continuing Directors; or (v) in a Title 11 bankruptcy proceeding, the appointment of a trustee or the conversion of a case involving the Company to a case under Chapter 7.

(F) “CHANGE IN CONTROL PRICE” shall mean the highest price per share paid in any transaction reported on the principal trading market for the Common Stock, or paid or offered in any bona fide transaction related to a Potential or actual Change in Control at any time during the 60 day period immediately preceding such occurrence, in each case as determined by the Committee.

(G) “CODE” shall mean the Internal Revenue Code of 1986, as now or hereafter amended.

(H) “COMMITTEE” shall mean the Compensation Committee of the Board.

(I) “COMMON STOCK” shall mean the common stock, par value $.01 per share, of the Parent.

(J) “COMPANY” shall mean the Parent, its Subsidiaries and Affiliates, except when it shall be appropriate to refer only to Forgent Networks, then it shall be referred to as “Parent”.

(K) “DATE OF GRANT” shall mean the date on which the Committee takes formal action to grant an Award.

(L) “DIRECTOR” shall mean a member of the Board.

(M) “DISABILITY” shall mean a Holder’s present incapacity resulting from an injury or illness (either mental or physical) which, in the reasonable opinion of the Committee based on such medical evidence as it deems necessary, will result in death or can be expected to continue for a period of at least twelve (12) months and will prevent the Holder from performing the normal services required of the Holder by the Company, provided, however, that such disability did not result, in whole or in part: (i) from chronic alcoholism; (ii) from addiction to narcotics; (iii) from a felonious undertaking; or (iv) from an intentional self-inflicted wound.

(N) “EFFECTIVE DATE” shall mean November 2, 1998.

A1

(O) “ELIGIBLE PERSON” shall mean employees of the Company who the Committee determines have the capacity to substantially contribute to the success of the Company.

(P) “FAIR MARKET VALUE” shall mean, as of a particular date, such amount as the Committee, in its sole discretion shall determine; provided, however, that where there is a public market for the Common Stock, the Fair Market Value per Share shall be determined as follows: (i) if Common Stock is listed or admitted for trading on any United States national securities exchange or included in the National Market System of the National Association of Securities Dealers Automated Quotation System (“NASDAQ/NMS”) or the NASDAQ Small Cap Market, the mean of the highest and lowest sales prices of the Common Stock on such exchange or system, on the Date of Grant, as reported by The Wall Street Journal, or (ii) if the securities are quoted on the National Association of Securities Dealers Automated Quotation System (but not NASDAQ/ NMS or NASDAQ Small Cap Market) or similar system of automated dissemination of quotations of securities prices in common use, the mean between the closing high bid and low asked quotations, of the securities on such system on the Date of Grant, as reported in such system. The closing sale price of Shares, which shall be (i) if the Shares are listed or admitted for trading on any United States national securities exchange, the last reported sale price of the Shares on such exchange as reported in any newspaper of general circulation, or (ii) if the Shares are quoted on NASDAQ, or any similar system of automated dissemination of quotations of securities prices in common use, the mean between the closing high bid and low asked quotation for such day on such system. If neither clause (i) nor clause (ii) is applicable, the fair market value shall be determined by the Committee by any fair and reasonable means as determined in its sole discretion.

(Q) “HOLDER” shall mean, at each time of reference, each person with respect to whom an Award is in effect; and provided, further, that to the extent provided under, and subject to the conditions of, the Award, it shall refer to the person who succeeds to the rights of the Holder upon the death of the Holder.

(R) “PARENT” means Forgent Networks, Inc., a Delaware corporation.

(S) “PLAN” shall mean this Forgent Networks 1998 Restricted Stock Plan.

(T) “PLAN YEAR” shall mean the Parent’s fiscal year.

(U) “POTENTIAL CHANGE IN CONTROL” shall mean the first to occur of (i) approval by shareholders of an agreement by the Parent, the consummation of which would result in a Change in Control; or (ii) the acquisition of beneficial ownership, directly or indirectly, by any entity, person or group (other than the Company or any Company employee benefit plan) of securities of the Company representing 25% or more of the combined voting power of the Parent’s outstanding securities and the adoption by the Committee of a resolution to the effect that a Potential Change in Control has occurred for purposes of this Plan.

(v) “RESTRICTION(S)” “Restricted” and similar shall mean the restrictions applicable to Available Shares subject to an Award which prohibit the “transfer” of such Available Shares, and which constitute “a substantial risk of forfeiture” of such Available Shares, as those terms are defined under Section 83(a)(1) of the Code.

(W) “RESTRICTED PERIOD” shall mean the period during which Restricted Shares shall be subject to Restrictions.

(X) “RESTRICTED SHARES” shall mean the Available Shares granted to an Eligible Person which are subject to Restrictions.

(Y) “RESTRICTED SHARE AWARD” shall mean the award of Restricted Shares.

(Z) “RESTRICTED SHARE DISTRIBUTIONS” shall mean any amounts, whether Shares, cash or other property (other than regular cash dividends) paid or distributed by the Parent with respect to Restricted Shares during a Restricted Period.

(aa) “SECTION 162(M) MAXIMUM” shall mean 250,000 Shares.

(bb) “SHARE(S)” shall mean a share or shares of Common Stock.

(cc) “SUBSIDIARY” shall mean any corporation (other than the Parent) in any unbroken chain of corporations beginning with the Parent if, at the time of the granting of the Award, each of the corporations, other than the last corporation in the unbroken chain, owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such unbroken chain.

(dd) “1933 ACT” shall mean the Securities Act of 1933, as amended.

(ee) “1934 ACT” shall mean the Securities Exchange Act of 1934, as amended.

 3. AWARD OF AVAILABLE SHARES. As of the Effective Date, 1,000,000 Shares shall automatically, and without further action, become Available Shares. To the extent any Award shall terminate, expire or be canceled, or the Award shall be paid in cash, the Available Shares subject to such Award (or with respect to which the Award is measured), shall remain Available Shares. No person whose compensation may be subject to the limitations on deductibility under Section 162(m) of the Code shall be eligible to receive Awards pursuant to this Plan in any Plan Year which relate to Shares which exceed the Section 162(m) Maximum.

A2

 4. AWARDS.

 (a) Each Restricted Share Award shall be evidenced by an agreement that may contain any provisions selected by the Committee which is not prohibited by the terms of the Plan. As a condition to the grant of a Restricted Share Award, the Committee shall require the Eligible Person receiving the Restricted Share Award to pay an amount, which amount may not be less than the par value of the Restricted Shares granted under such Restricted Share Award, and such Restricted Share Award shall automatically terminate if full payment of such amount is not received within 30 days following the Date of Grant. Except as otherwise provided in the express terms and conditions of each Restricted Share Award, the Eligible Person receiving the Restricted Share Award shall have all of the rights of a shareholder with respect to such Restricted Shares including, but not limited to, voting rights and the right to receive any dividends paid, subject only to the retention provisions of the Restricted Share Distributions.

(b) The Restrictions on Restricted Shares shall lapse in whole, or in installments, over whatever Restricted Period shall be selected by the Committee; provided, however, that a complete lapse of Restrictions always shall occur on or before the 9th anniversary of the Date of Grant.

(c) Without limitation, the Committee may accelerate the date on which Restrictions lapse with respect to any Restricted Shares.

(d) During the Restricted Period, the certificates representing the Restricted Shares, and any Restricted Share Distributions, shall be registered in the Holder’s name and bear a restrictive legend disclosing the Restrictions, the existence of the Plan, and the existence of the applicable agreement granting such Restricted

Share Award. Such certificates shall be deposited by the Holder with the Company, together with stock powers or other instruments of assignment, each endorsed in blank, which will permit the transfer to the Company of all or any portion of the Restricted Shares, and any assets constituting Restricted Share Distributions, which shall be forfeited in accordance with the applicable agreement granting such Restricted Share Award. Restricted Shares shall constitute issued and outstanding Common Stock for all corporate purposes and the Holder shall have all rights, powers and privileges of a Holder of unrestricted Shares except that the Holder will not be entitled to delivery of the stock certificates until all Restrictions shall have terminated, and the Company will retain custody of all related Restricted Share Distributions (which will be subject to the same Restrictions, terms, and conditions as the related Restricted Shares) until the conclusion of the Restricted Period with respect to the related Restricted Shares; and provided, further, that any Restricted Share Distributions shall not bear interest or be segregated into a separate account but shall remain a general asset of the Company, subject to the claims of the Company’s creditors, until the conclusion of the applicable Restricted Period, and provided, finally, that any material breach of any terms of the agreement granting the Restricted Share Award, as reasonably determined by the Committee will cause a forfeiture of both Restricted Shares and Restricted Share Distributions.

5. CONDITIONS FOR GRANT OF AWARDS.

(a) Without limitation, Awards shall only be granted to such one or more Eligible Persons as shall be selected by the Committee.

(b) In granting Awards, the Committee shall take into consideration the contribution the Eligible Person has made or may be reasonably expected to make to the success of the Company and such other factors as the Committee shall determine. The Committee shall also have the authority to consult with and receive recommendations from officers and other personnel of the Company with regard to these matters. The Committee may from time to time in granting Awards under the Plan prescribe such other terms and conditions concerning such Awards as it deems appropriate, including, without limitation, relating an Award to achievement of specific goals established by the Committee or to the continued employment of the Eligible Person for a specified period of time, provided that such terms and conditions are not inconsistent with the provisions of this Plan.

(c) The Plan shall not confer upon any Holder any right with respect to continuation of employment by the Company, nor shall it interfere in any way with his right or the Company’s right to terminate his employment at any time.

(d) The Awards granted to Eligible Persons shall be in addition to regular salaries, pension, life insurance or other benefits related to their service to the Company. Neither the Plan nor any Award granted under the Plan shall confer upon any person any right to continuance of employment by the Company, and provided, further, that nothing herein shall be deemed to limit the ability of the Company to enter into any other compensation arrangements with any Eligible Person.

(e) The Committee shall determine in each case whether periods of military or government service shall constitute a continuation of employment for the purposes of this Plan or any Award.

(f) Without limitation, each Award may provide for the issuance of Available Shares for consideration consisting of such consideration as the Committee may determine, including (without limitation) as compensation for past services rendered.

6. TERMINATION OF AWARD. Each Award shall be evidenced by an agreement that may contain any provisions selected by the Committee; provided, however, that in each case, unless expressly provided to the contrary in the Award, the Restricted portion of an Award shall automatically and without notice be canceled and become null and void on the date that Holder ceases to be employed by the Company for any reason other than death or Disability.

A3

7. ACCELERATION.

(a) Unless expressly provided to the contrary in the Award, in the event the Holder ceases to be employed by the Company by reason of the Holder’s death, or Disability, the Restricted Period shall terminate, and all Restrictions shall lapse, as of the day before the date of Holder’s death or Disability.

(b) In the event of either a Change in Control, or a Potential Change in Control, unless otherwise expressly provided in the Award (i) the Restricted Period shall terminate, and all Restrictions shall lapse, and (ii) the value of all outstanding Restricted Shares shall be cashed out on the basis of the Change in Control Price, effective as the date of the Change in Control, or on such other date as the Committee may determine prior to the Change in Control.

8. ADJUSTMENT OF AVAILABLE SHARES.

(a) If at any time while the Plan is in effect or Awards with respect to Available Shares are outstanding, there shall be any increase or decrease in the number of issued and outstanding Shares through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of Shares, then and in such event an appropriate adjustment shall be made in the maximum number of Available Shares which may be granted under SECTION 3, and in the Available Shares which are then subject to each Award, so that the same proportion of the Parent’s issued and outstanding Common Stock shall continue to be subject to grant under SECTION 3, and to such Award.

(b) Except as otherwise expressly provided herein, the issuance by the Parent of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with direct sale for adequate consideration, or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Parent convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to Available Shares subject to Awards granted under the Plan.

(c) Without limiting the generality of the foregoing, the existence of outstanding Awards with respect to Available Shares granted under the Plan shall not affect in any manner the right or power of the Parent to make, authorize or consummate (1) any or all adjustments, recapitalizations, reorganizations or other changes in the Parent’s capital structure or its business; (2) any merger or consolidation of the Parent; (3) any issue by the Parent of debt securities, or preferred or preference stock which would rank above the Available Shares subject to outstanding Awards; (4) the dissolution or liquidation of the Parent; (5) any sale, transfer or assignment of all or any part of the assets or business of the Company; or (6) any other corporate act or proceeding, whether of a similar character or otherwise.

9. TRANSFERABILITY OF AWARDS. Unless otherwise expressly provided in the Award, each Award shall provide that the Holder shall not be permitted to transfer (which includes, without limitation, a sale, pledge, assignment or other disposition) the Restricted Shares, except by will or the laws of descent and distribution; and if a transfer of any type is permitted under the express terms of the Award, the Restrictions shall remain in effect subsequent to such transfer.

10. ISSUANCE OF SHARES. Except as otherwise provided in SECTION 4(A), no Holder or other person shall be, or have any of the rights or privileges of, the owner of Shares subject to an Award unless and until the Restrictions shall have lapsed and certificates representing such Common Stock shall have been issued and delivered to such Holder or other person. As a condition of any issuance of Common Stock with respect to which Restrictions have lapsed, the Committee may obtain such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation, or shareholder agreement including, but not limited to, the following:

(i)    a representation, warranty or agreement by the Holder to the Parent, at the time any Shares are transferred, that he is acquiring the Shares to be issued to him for investment and not with a view to, or for sale in connection with, the distribution of any such Shares; and

(ii) a representation, warranty or agreement to be bound by any legends that are, in the opinion of the Committee, necessary or appropriate to comply with the provisions of any securities law deemed by the Committee to be applicable to the issuance of the Shares and are endorsed upon the Share certificates.

Notwithstanding any provision hereof to the contrary, no Shares shall be required to be issued with respect to an Award unless counsel for the Parent shall be reasonably satisfied that such issuance will be in compliance with applicable Federal or state securities laws.

11. ADMINISTRATION OF THE PLAN.

(a) The Plan shall be administered by the Compensation Committee of the Board and, except for the powers reserved to the Board in SECTION 14 hereof, the Committee shall have all of the administrative powers under Plan.

(b) The Committee, from time to time, may adopt rules and regulations for carrying out the purposes of the Plan and, without limitation, may delegate all of what, in its sole discretion, it determines to be ministerial duties to an officer of the Parent. The determinations under, and the interpretations of, any provision of the Plan or an Award by the Committee shall, in all cases, be in its sole discretion, and shall be final and conclusive.

A4

(c) Any and all determinations and interpretations of the Committee shall be made either (i) by a majority vote of the members of the Committee at a meeting duly called, with at least 3 days prior notice and a general explanation of the subject matter given to each member, or (ii) without a meeting, by the written approval of all members of the Committee.

(d) No member of the Committee shall be liable for any action taken or omitted to be taken by him or by any other member of the Committee with respect to the Plan, and to the extent of liabilities not otherwise insured under a policy purchased by the Company, the Company does hereby indemnify and agree to defend and save harmless any member of the Committee with respect to any liabilities asserted or incurred in connection with the exercise and performance of their powers and duties hereunder, unless such liabilities are judicially determined to have arisen out of such member’s gross negligence, fraud or bad faith. Such indemnification shall include attorney’s fees and all other costs and expenses reasonably incurred in defense of any action arising from such act of commission or omission. Nothing herein shall be deemed to limit the Company’s ability to insure itself with respect to its obligations hereunder.

(e) In particular, and without limitation, the Committee shall have the authority, consistent with the terms of the Plan:

(i) to select the officers, and other key employees to whom Awards may from time to time be granted hereunder;

(ii) to determine whether and to what extent Awards are to be granted hereunder to one or more eligible persons;

(iii) to determine the number of Shares to be covered by each such Award granted hereunder;

(iv) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder (including, but not limited to, any restriction or limitation, or any vesting acceleration or waiver of forfeiture restrictions, based in each case on such factors as the Committee shall determine, in its sole discretion); and to amend or waive any such terms and conditions to the extent permitted by the Plan;

(f) The Committee shall have the authority to adopt, alter, and repeal such rules, guidelines, and practices governing the Plan as it shall, from time to time, deem advisable; to interpret any and all of the terms and provisions of the Plan and any and all Awards issued under the Plan (and any agreements relating thereto), which decisions shall not be subject to review; and to otherwise supervise the administration of the Plan; provided, however, that to the extent that this Plan otherwise requires the approval of the Board or the shareholders of the Parent, all decisions of the Committee shall be subject to such Board or shareholder approval. Subject to the foregoing, and without limitation, all decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee’s sole discretion and shall be final and binding on all persons, including the Company and Holders.

12. TAX WITHHOLDING. On or immediately prior to the date on which an amount is required to be included in the income of the Holder as a result of an Award, the Holder shall be required to pay to the Company, in cash or in Shares (but in shares only if expressly provided with the Award or upon approval of the Committee), including, but not limited to, the reservation to the Company of the requisite number of Available Shares otherwise vested with respect to such Holder with respect to such Award the amount which the Company reasonably determines to be necessary in order for the Company to comply with applicable federal or state tax withholding requirements, and the collection of employment taxes, if applicable; provided, further, without limitations, that the Committee may require that such payment be made in cash.

13. INTERPRETATION.

(a) If any provision of the Plan is held invalid for any reason, such holding shall not affect the remaining provisions hereof, but instead the Plan shall be construed and enforced as if such provision had never been included in the Plan.

(b) THIS PLAN SHALL BE GOVERNED BY THE LAWS OF THE STATE OF TEXAS.

(c) Headings contained in this Agreement are for convenience only and shall in no manner be construed as part of this Plan.

(d) Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate.

(e) The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation.

(f) Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

14. AMENDMENT AND DISCONTINUATION OF THE PLAN. The Board, may from time to time amend the Plan; provided, however, that no such amendment may, without approval by the shareholders of the Parent, (a) increase the number of Available Shares or change the class of Eligible Persons, (b) extend the termination date of the Plan; © increase the Section 162(m) Maximum; or (d) make any change for which applicable law or regulatory authority (including the regulatory authority of the market on which the Common Stock is traded) would require shareholder approval or for which shareholder approval would be required to secure all

A5

deductibility of compensation received under the Plan under Section 162(m) of the Code 24; and provided, further, that no amendment or suspension of the Plan or any Award issued hereunder shall, except as specifically permitted in this Plan or under the terms of such Award, substantially impair any Award previously granted to any Holder without the consent of such Holder. Solely for purposes of computing the Section 162(m) Maximum, if any Award(s) previously granted is canceled and new Award(s) granted with more favorable terms, as generally defined in applicable Treasury regulations, under some circumstances, as reasonably determined by the Committee, both the initial Award(s) and the replacement Award(s) will be deemed to be outstanding (although the canceled Award(s) will not deemed outstanding for any other purposes).

15. SECTION 83(B) ELECTION. As a result of receiving an Award a Holder may elect under Section 83(b) of the Code to include in his gross income, for his taxable year in which the Restricted Shares are transferred to him, the excess of the Fair Market Value (determined without regard to any Restriction other than one which by its terms will never lapse), of such Restricted Shares at the Date of Grant, over the amount paid for the Restricted Shares. If the Holder makes the Section 83(b) election described above, the Holder shall (i) make such election in a manner that is satisfactory to the Committee, (ii) provide the Committee with a copy of such election, (iii) agree to promptly notify the Company if any Internal Revenue Service or state tax agent, on audit or otherwise, questions the validity or correctness of such election or of the amount of income reportable on account of such election, and (iv) agree to such federal and state income withholding as the Committee may reasonably require in its sole and absolute discretion.

16. EFFECTIVE DATE AND TERMINATION DATE. The Plan shall be effective as of its Effective Date, and shall terminate on the tenth anniversary of such Effective Date; provided, however, that unless approved by the shareholders of the Company in the manner described under Section 422 of the Code on or before the first anniversary of its Effective Date, the Plan shall be terminated retroactive to its Effective Date and all Awards granted thereunder shall be null and void ab initio.

A6

FORGENT NETWORKS, INC. ANNUAL MEETING

MAY 23, 2006                                                                                PROXY NO.                     SHARES IN YOUR NAME

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Jay C. Peterson or Richard N. Snyder as proxy, and either of them, each with the power to appoint his substitute, and hereby authorizes either of them to represent and vote, as designated on the reverse side hereof, all of the shares of the common stock of Forgent Networks, Inc. held of record by the undersigned at the close of business on April 21, 2006, at the annual meeting of stockholders to be held on May 23, 2006, and any adjournment(s) thereof.

Dated                      , 2006

Signature

Signature, if Held Jointly

Please execute this proxy as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

Dear Stockholder:

Forgent Networks, Inc. encourages you to take advantage of new and convenient ways by which you can vote your shares. You can vote your shares electronically through the Internet or by telephone up until 11:59 P.M. Central Standard Time the day before the annual meeting date. This eliminates the need to return your proxy card.

1.     To vote by Internet:

•       Log on to the Internet and go to the web site http://www.proxyvote.com

•       Have your proxy card on hand when you access the web site and you will be prompted to enter your 12-digit Control Number, which is located below, to obtain your records and to create an electronic voting instruction form.

2.     To vote by telephone:

•       Use any touch-tone telephone to dial 1-800-690-6903.

•       Have your proxy card in hand when you call and you will be prompted to enter your 12-digit Control Number, which is located below, to vote. Follow the instructions that the Vote Voice provides you.

If you choose to vote your shares electronically, there is no need to mail back your proxy card.

Your vote is important. Thank you for voting.

FORGENT NETWORKS, INC. ANNUAL MEETING
CONTINUED FROM OTHER SIDE
MAY 23, 2006

THIS PROXY, WHEN PROPERLY EXECUTED AND DATED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 and 3 AND AT THE DISCRETION OF THE PROXIES WITH RESPECT TO ANY MATTERS REFERRED TO IN PROPOSAL 4.

1.       Proposal to elect as directors of Forgent Networks, Inc. the following persons to hold office until the next annual meeting of stockholders or until their respective successors are duly elected and qualified.

☐      FOR all nominees listed below                                  ☐  WITHHOLD AUTHORITY to vote for all nominees listed below
(except as marked to the contrary below)

Richard N. Snyder	James H. Wells	Richard J. Agnich
Kathleen A. Cote	Lou Mazzucchelli	Ray R. Miles

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name on the space provided below.)

2.       The ratification of the Audit Committee’s appointment of Ernst & Young LLP, independent accountants, as Forgent Networks, Inc.’s independent auditors for the year ending July 31, 2006.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.       To consider and act upon a proposal to amend the Forgent Network, Inc.’s 1998 Restricted Stock Plan to add consultants and non-employee directors as participants; and

☐ FOR	☐ AGAINST	☐ ABSTAIN

4.       In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment(s) thereof.

☐ FOR	☐ AGAINST	☐ ABSTAIN

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE
ENCLOSED ENVELOPE.